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                                   Exhibit 21
                                   ----------

                         Subsidiaries of the Registrant
                         ------------------------------



--------------------------------       ----------------------       -------------------------------
NAME OF SUBSIDIARY                     STATE OF ORGANIZATION        NAMES USED TO TRANSACT BUSINESS
--------------------------------       ----------------------       -------------------------------

Buford Bros., Inc.                           Tennessee               Industrial Distribution Group
--------------------------------       ----------------------       -------------------------------

Cardinal Machinery, Inc.                     Tennessee               Industrial Distribution Group
--------------------------------       ----------------------       -------------------------------

E.C. Blackstone Company                       Georgia                Industrial Distribution Group
--------------------------------       ----------------------       -------------------------------

IDG-Mexico, Inc.                              Georgia                             N/A
--------------------------------       ----------------------       -------------------------------

IDG USA, LLC                                  Georgia                Boring-Smith
                                                                     Dixie Industrial
                                                                     Industrial Distribution Group
                                                                     Industrial Distribution Group -
                                                                       New England
--------------------------------       ----------------------       -------------------------------
The New England Group Industrial           New Hampshire             Industrial Distribution Group
Distributors, Inc.
--------------------------------       ----------------------       -------------------------------
